ZUSATZVEREINBARUNG	SUPPLEMENTAL AGREEMENT
ZUM	TO THE
ANSTELLUNGSVERTRAG	EMPLOYMENT AGREEMENT
zwischen	between
SCM Microsystems GmbH Oskar-Messter-Straße 13 85737 Ismaning
-nachfolgend “SCM” genannt-	-hereinafter referred to as “SCM”-
und	and
Felix Marx Inge-Morath-Straße 42h A-8045 Graz-Andritz
-nachfolgend “Mitarbeiter” genannt-	-hereinafter referred to as “Employee"-
vom	dated
17. Juli 2008 / 17 July 2008
-nachfolgend “Zusatzvereinbarung” genannt -	-hereinafter referred to as “Supplemental Agreement “-

Präambel	Preamble
Die Parteien wollen den bestehenden
Anstellungsvertrag dahingehen
ergänzen, dass der Mitarbeiter eine
Abfindung erhalten soll, wenn ihm
seitens SCM gekündigt wird.
Darüber hinaus wollen die Parteien
die Kündigungsfrist ändern und
vereinbaren, dass der Mitarbeiter im
Falle einer Freistellung von seiner
Tätigkeit während der Zeit der
Freistellung einem Wettbewerbsverbot
unterliegt.
Dies vorausgeschickt, vereinbaren die
Parteien folgende Zusatzvereinbarung
zum Anstellungsvertrag:
The Parties want to amend the
Employment Agreement to the effect
that the Employee shall receive a
severance if he is given notice of
termination by SCM.
Furthermore both parties want to
change the notice period of
termination and additionally the
Parties want to amend the Employment
Agreement to the effect that in the
event of release, the Employee
agrees, that during the term of the
release period, he will be liable to
competition prohibition.
Having said this, Parties agree on
the following Supplemental Agreement
to the Employment Agreement:

§ 1 Abfindung bei Kündigung	§ 1 Severance in Case of Notice
(1) Im Fall, dass dem
Mitarbeiter eine ordentliche,
betriebsbedingte Kündigung durch
SCM ausgesprochen wird, ohne dass
der Mitarbeiter selbst zuvor eine
Kündigung ausgesprochen hat, oder
der Mitarbeiter SCM durch ein
gravierendes und vermeidbares
Fehlverhalten zur Kündigung
veranlasst hat, erhält der
Mitarbeiter eine einmalige
Abfindung für den Verlust seines
Arbeitsplatzes in Höhe von 12
(zwölf) zu dem Zeitpunkt aktuellen
Monatsgehältern (incl. 40% MBO)
brutto, wenn durch die Kündigung
das Arbeitsverhältnis tatsächlich
beendet wurde.

(1) If the Employee is given
ordinary notice of termination of his
employment by SCM, without the Employee
having given himself prior notice of
termination, or the Employee having
caused SCM to give notice by severe and
avoidable misconduct, the Employee
shall be entitled to a one-off
severance for the loss of employment in
the amount of 12 (twelve) then
effective monthly salaries (incl. 40%
MBO) gross, in accordance with below
subsections, if the employment was
actually terminated by such notice.

(2) Die Abfindung ist zum Zeitpunkt
der rechtlichen Beendigung des
Arbeitsverhältnisses fällig, aber
nicht bevor jedweder Rechtsstreit
über die Beendigung/das Fortbestehen
des Arbeitsverhältnisses oder über
Vergütungsansprüche, den der
Mitarbeiter gegen SCM, den Erwerber
oder mit denen verbundene Unternehmen
etwaig eingeleitet hat, rechtskräftig
beendet wurde.
(2) The entitlement to the severance
shall become due upon the legal
termination of the employment, but no
earlier than the date of a legally
binding termination of any lawsuit
the Employee may have initiated
against SCM, the Buyer or an
affiliate of either regarding the
termination / continuation of the
employment or claims for
remuneration.

(3) Sämtliche Steuern auf die Abfindung trägt der Mitarbeiter.	(3) All taxes on the severance are to be borne by the Employee.

§ 2 Kündigung des	§ 2	Termination of Employment
Anstellungsvertrages	Agreement
(1) Jede Vertragspartei kann das
Arbeitsverhältnis mit einer Frist
von zwölf Monaten zum Monatsende
kündigen. Jede Kündigung bedarf der
Schriftform. Das Recht zur
außerordentlichen Kündigung bleibt
unberührt.
(1) Either party may terminate the
Employment Agreement by ordinary notice
observing a notice period of twelve
months to the end of a month. Any notice
of termination requires written form.
The right to give extraordinary notice
shall not be affected thereby.
(2) SCM ist jederzeit, insbesondere
im Fall einer Kündigung,
berechtigt, den Mitarbeiter unter
Fortzahlung seiner Bezüge (incl.
40% MBO) von weiterer Tätigkeit
freizustellen. Im Fall einer
Kündigung seitens SCM erfolgt die
Freistellung spätestens drei Monate
nach Aussprache der Kündigung. Im
Fall einer Freistellung wird die
Dauer der Freistellung vorrangig
auf alle Urlaubsansprüche
(einschließlich etwaigen
Resturlaubs aus Vorjahren)
angerechnet.

(2) SCM may, at any time, notably in the
event of termination, release the
Employee from performing further tasks,
while the Employee shall retain his
claim to remuneration (incl. 40% MBO)
for the release period. In the event of
termination by SCM the employee will be
released not later than three months
after given notice of termination. In
the event of release, the release period
priorily shall be set off against any
holiday entitlement (including any
remaining holiday from previous years).
§ 3 Wettbewerbsverbot	§ 3 Competition Prohibition
Gemäß Anstellungsvertrag vom 23.
Juli 2007 (§2 (4)) ist SCM
jederzeit, insbesondere im Fall
einer Kündigung, berechtigt, den
Mitarbeiter unter Fortzahlung
seiner Bezüge von weiterer
Tätigkeit freizustellen. Im Falle
einer Freistellung verpflichtet
sich der Mitarbeiter, während der
Freistellung weder direkt noch
indirekt, weder hauptberuflich noch
nur gelegentlich, weder auf eigene
Rechnung noch auf Rechnung Dritter,
weder in unabhängiger noch in
abhängiger Position, in ein
Arbeits- oder Anstellungsverhältnis
einzutreten, eine Beschäftigung,
Beratungs- oder andere
Geschäftstätigkeit aufzunehmen, die
mit den gegenwärtigen oder
zukünftigen Geschäften des
Unternehmens in Zusammenhang oder
zu diesen im Wettbewerb steht. Der
Mitarbeiter verpflichtet sich
weiterhin, keine
Kapitalbeteiligungen an Unternehmen
zu erwerben oder diese auf andere
Art zu unterstützen, die einer
Geschäftstätigkeit nachgehen,
welche mit den gegenwärtigen oder
zukünftigen Geschäften des
Unternehmens in Zusammenhang oder
zu diesen im Wettbewerb steht. Das
hier festgelegte Wettbewerbsverbot
gilt insbesondere für Europa, die
USA und Japan.

According to the existing Employment
Agreement from 23 July 2007 ($2 (4)),
SCM may, at any time, notably in the
event of termination, release the
Employee from performing further tasks,
while the Employee shall retain his
claim to remuneration for the release
period. In the event of release,
Employee agrees that during the term of
the release period, he will not engage,
directly or indirectly, professionally
or occasionally, for his own account or
the account of a third party,
independently or dependently, in any
other employment, occupation, consulting
or other business activity competitive
with or related to the current or future
business of the Company, nor shall
Employee acquire, obtain an equity
interest in, or otherwise support, an
enterprise which engages in business
activity competitive with or related to
the current or future business of the
Company. The restriction on competition
set forth in the preceding paragraph
shall especially apply to the territory
of Europe, the United States of America
and Japan.

§ 4 Schlussbestimmungen	§ 4 Miscellaneous
(1) Die Bestimmungen des Anstellungsvertrags bleiben im Übrigen von dieser Zusatzvereinbarung unberührt.	(1) The other provisions of the Employment Agreement shall not be affected by this Supplemental Agreement.

(2) Diese Zusatzvereinbarung ist in
deutscher und englischer Sprache
ausgefertigt. Im Fall einer
Unstimmigkeit oder eines Widerspruchs
zwischen der deutschen und der
englischen Fassung hat die deutsche
Fassung Vorrang.
(2) This Supplemental Agreement is executed in both German and English. In case of discrepancies or contradictions between the German and the English version, the German version shall prevail.

(3) Sollte eine der Bestimmungen
dieser Zusatzvereinbarung unwirksam
sein oder werden, so wird dadurch die
Wirksamkeit der übrigen Bestimmungen
nicht beeinträchtigt. Anstelle der
unwirksamen Bestimmung oder zur
Ausfüllung eventueller Lücken dieses
Vertrages werden die Parteien eine
angemessene Regelung treffen, die dem
am nächsten kommt, was die
Vertragsparteien nach ihrer
wirtschaftlichen Zwecksetzung
gewollt haben bzw. die dem
entspricht, was nach Sinn und Zweck
dieser Zusatzvereinbarung vereinbart
worden wäre, hätte man die
Angelegenheit von vornherein bedacht.

(3) Should individual provisions of
this Supplemental Agreement be or
become invalid in whole or in part,
the remaining provisions shall not be
affected thereby. In the place of the
invalid provision or to fill any gaps
of this Supplemental Agreement, the
Parties shall agree on an adequate
provision, which as closely as
possible reflects what the Parties
intended in accordance with their
economic goals, or what the Parties
would have agreed according to the
intent of this Supplemental Agreement
if the matter had been considered
from the start.

(4) Mündliche Nebenabreden zu dieser
Zusatzvereinbarung bestehen nicht.
Änderungen und Ergänzungen zu dieser
Zusatzvereinbarung, einschließlich
dieser Bestimmung, bedürfen zu ihrer
Rechtswirksamkeit der Schriftform.
(4) No verbal side agreements to this
Supplemental Agreement exist.
Modifications and additions to this
Supplemental Agreement require
written form to be valid; the same
applies to this written form
requirement.

(5) Diese Zusatzvereinbarung unterliegt dem Recht der Bundesrepublik Deutschland.	(5) This Supplemental Agreement is subject to German law.

(6) Vereinbarter Gerichtsstand ist München.	(6) The courts of Munich shall have jurisdiction.

Ismaning, den 30. Juli 2008 SCM Microsystems GmbH /s/ Stephan Rohaly —	/s/ Felix Marx
Stephan Rohaly	—
Geschäftsführer (Managing Director)	Felix Marx